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                                                                    Exhibit 10.1

                            FIRST AMENDMENT TO LEASE

                 [Nexus Canyon Park / Northwest Biotherapeutics]

      THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is effective as of April 15, 2003 ("Effective Date"), by and between NEXUS CANYON PARK LLC, a Delaware limited liability company (formerly a California limited liability company), and NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, "Landlord" and "Tenant" respectively, under that certain Lease dated as of October 22, 1999 (the "Lease") for the Premises described in Section 1.1 of the Lease, consisting of approximately 38,776 square feet of Rentable Area in the Building located at 21720-23rd Drive S.E., Bothell, Washington, on real property legally described as Tract 21-B of Canyon Park Business Center Binding Site Plan recorded under Recording No. 9708195005, records of Snohomish County, Washington, being a portion of the Northwest Quarter of Section 29, Township 27 North, Range 5 East, W.M.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are acknowledged, the Lease is hereby amended as follows:

      1. LEASE PREMISES. Section 1.1 of the Lease is corrected to reflect that the Building consists of approximately 152,050 square feet of Rentable Area.

      2. RENTABLE AREA. Section 2.1.3 of the Lease is amended to provide that the Rentable Area of the Premises is 34,104 square feet (reduced from 38,776 square feet), as shown on the new Exhibit "B" attached hereto, effective on the Effective Date. On or before the Effective Date, Tenant shall vacate that portion of the Premises which will no longer be part of the Premises (the "Released Space"), and shall restore and return the Released Space to the condition it was in when first occupied by Tenant, reasonable wear and tear excepted; provided, however, Tenant shall leave in place all improvements and fixtures (other than trade fixtures) installed in the Released Space except to the extent Landlord consents to the removal of any such property.

      3. BASIC ANNUAL RENT AND MONTHLY INSTALLMENT OF BASIC ANNUAL RENT. Section
2.1.4 of the Lease is amended to provide that Basic Annual Rent is reduced to $1,081,656.96 and Section 2.1.5 of the Lease is amended to provide that the Monthly Installment of Basic Annual Rent is reduced to $90,138.08, effective on the Effective Date. Pursuant to Section 6.1 of the Lease, the Basic Annual Rent then in effect shall be increased each year by three and one-half percent (3.5%) on each annual anniversary of the Term Commencement Date for the initial 10-year term of the Lease. The next such increase shall occur on September 1, 2003.

      4. TENANT'S PRO RATA SHARE. Section 2.1.6 of the Lease is amended to provide that Tenant's Pro Rata Share is 22.4% of the Project.

      5. PARKING FACILITIES. Section 15.3 of the Lease is amended to provide that Tenant shall be entitled to use 84 parking spaces (previously 91 parking spaces).
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      6. EXHIBIT B. Exhibit "B" attached to the Lease is replaced with the new
Exhibit "B" attached hereto and incorporated herein by this reference.

      In all other respects, the Lease shall remain in full force and effect as originally written.

      Terms with an initial capital letter not defined in this First Amendment shall have the meaning given them in the Lease.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date first above written.

LANDLORD:

NEXUS CANYON PARK LLC
A Delaware limited liability company

        By:   Canyon Nexus, Inc.
              A California corporation
              Its Manager

              By:    ______________________________
                     Michael J. Reidy
                     Chief Executive Officer

TENANT:

NORTHWEST BIOTHERAPEUTICS, INC.
A Delaware corporation

By:     ______________________________
        Name:  Daniel O. Wilds
        Title: Chairman, President & CEO
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                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA  )
                     )ss:
COUNTY OF SAN DIEGO  )

On _________, 2003, before me, _________________________________,
Notary Public, personally appeared MICHAEL J. REIDY, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


_____________________________________
Signature

                                 ACKNOWLEDGMENT

STATE OF  _____________   )
                          )ss:
COUNTY OF _____________   )

On __________, 2003, before me, _________________________________,
Notary Public, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


_____________________________________
Signature